FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ____________

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  ____________

        Date of Report (Date of Earliest Event Reported): July 13, 2004


                               RGC RESOURCES, INC.
             (Exact name of Registrant as specified in its charter)

             Virginia              000-26591                54-1909697
         (State or other          (Commission              (IRS Employer
         jurisdiction of          File Number)             Identification No.)
         incorporation)



            519 Kimball Ave., N.E.
               Roanoke, Virginia                       24016
      (Address of principal executive offices)       (Zip Code)


          Registrant's telephone number, including area code: 540-777-4427
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          (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS.

          On July 12, 2004, RGC Resources, Inc., announced that its operating subsidiary, Diversified Operating Company d/b/a Highland Propane Company, had sold its propane assets to Inergy Propane, LLC, an operating subsidiary of Inergy LP, for approximately $28 million in cash. In addition, RGC Resources also announced the declaration of a special dividend of $4.50 per share payable on December 8, 2004 to shareholders of record at the close of business on September 30, 2004. The press release is included as Exhibit 99.1.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c)      Exhibits.

                    99.1     Press Release dated July 12, 2004.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   RGC RESOURCES, INC.



                                   By   s/Howard T. Lyon
                                        Howard T. Lyon
                                        Vice-President, Treasurer and Controller
                                        (Principal Financial Officer)




Date: July 13, 2004